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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):            April 12, 2005


                              Global matrechs, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-29204                 58-2153309
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut                06877
     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:          (203) 431-6665







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE.

         We hereby amend our current report on Form 8-K filed on May 16, 2005 to attach as exhibit 99.1 hereto the terms and conditions of our arrangement with Dow Corning.

         We initially furnished this Report on Form 8-K pursuant to Regulation FD in connection with our recently executed contractual arrangement with Dow Corning and our ongoing discussions with Dow Corning regarding the possibility of a future, commercial-scale manufacturing and distribution agreement.

         On April 12, 2005, we entered into an agreement with Dow Corning to develop a process for production of NuCap(TM) on a commercial scale. Our agreement with Dow Corning contemplates the possibility of entering into a future, commercial-scale manufacturing and distribution agreement, under which Dow Corning may manage the ongoing commercial production of NuCap(TM) after the scale-up production process is complete. While we can give no assurance that any such agreement for commercial production will be executed with Dow Corning, we believe that our discussions have been productive and hope to have an agreement in place upon the successful completion of scale-up batch processing under our current arrangement.

         The information in this Current Report is furnished pursuant to Item
7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

        Number          Title
        ------          -----

         99.1           Terms and Conditions for Services









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL MATRECHS, INC.


Date:  May 18, 2005

                                       By:  /s/ Michael Sheppard
                                       -----------------------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer





















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                                  EXHIBIT INDEX

        Number          Title
        ------          -----

         99.1           Terms and Conditions for Services






















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